UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2018

UR-ENERGY INC.

(Exact name of registrant as specified in its charter)

Canada	001- 33905	Not applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10758 W Centennial Road, Suite 200 Littleton, Colorado		80127
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (720) 981-4588

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events

On July 18, 2018, the U.S. Department of Commerce initiated an investigation into the effects of uranium imports on U.S. national security. This investigation was requested by Ur-Energy Inc. and Energy Fuels Inc. in their Petition for Relief under Section 232 of the Trade Expansion Act of 1962 (the “Petition”), which was filed jointly by the companies on January 16, 2018.

The Secretary of Commerce (the “Secretary”) now has 270 days to conduct the investigation and submit a report to the President of the United States containing the Secretary’s findings and proposed remedy, if any. Following receipt of the Secretary’s report, the President then has 90 days to act on the Secretary’s recommendations and, if necessary, take action to “adjust the imports of an article and its derivatives” and/or pursue other lawful, non-trade-related actions necessary to address the import threat.

Additional information can be found in the Current Report on Form 8-K filed by Ur-Energy Inc. with the United States Securities and Exchange Commission on January 17, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 18, 2018

Ur-Energy Inc.

By:	/s/	Penne A. Goplerud
Name:		Penne A. Goplerud
Title:		Corporate Secretary and General Counsel